PUTNAM NEW YORK TAX EXEMPT INCOME FUND
         PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
          PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

           Prospectus Supplement dated March 14, 1997
              to Prospectus dated January 30, 1997

The first and second paragraphs under the heading "Limiting investment risk" on page 25 of the prospectus is replaced with the following:

Limiting investment risk

Specific investment restrictions help to limit investment risks for the funds' shareholders. These restrictions prohibit a fund from acquiring (in the case of each of the Money Market and Opportunities Funds, with respect to 50% of its total assets, and in the case of the Income Fund, with respect to 75% of its total assets) more than 10% of the voting securities of any one issuer.* They also prohibit a fund from investing more than:

(a) (in the case of the Income Fund, with respect to 75% of its total assets, and in the case of each of the Money Market and Opportunities Funds, with respect to 50% of its total assets, 5% of its total assets in the securities of any one issuer (other than U.S. government securities);* or


                 -----------------------------

The first paragraph under the heading "Distribution Plans -- The
Money Market Fund" on page 37 of the prospectus is replaced with the following:

The Money Market Fund

The purpose of the distribution plan of the Money Market Fund is to permit the fund to compensate Putnam Mutual Funds for services provided and expenses incurred by it in promoting the sale of shares of the Money Market Fund, reducing redemptions, or maintaining or improving services provided to shareholders by Putnam Mutual Funds or dealers. The plan provides for payments by the Money Market Fund to Putnam Mutual Funds at the annual rate of up to 0.35% of the Money Market Fund's average net assets. No payments under the plan are currently authorized. Should the Money Market Fund's Trustees decide in the future to approve payments, shareholders will be notified and this prospectus will be revised.

                                                       32181 3/97